EXHIBIT 10.85
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                               GUARANTY AGREEMENT
                               ------------------


         THIS GUARANTY AGREEMENT ("Guaranty"), dated as of November 29, 1999, is made and entered into upon the terms hereinafter set forth by GENERIC DISTRIBUTORS, INCORPORATED, a Delaware corporation("Guarantor"), in favor of FINOVA MEZZANINE CAPITAL INC., Tennessee corporation formerly known as SIRROM CAPITAL CORPORATION ("FMC"), for itself and in its capacity as Collateral Agent pursuant to that Collateral Agent Agreement dated June 18, 1997, (the "Agency Agreement") by and between FMC and Argosy Investment Partners, L.P., a Pennsylvania limited partnership ("Argosy") (FMC and Argosy individually and collectively referred to herein as "Creditor").


                                    RECITALS:

1. Pursuant to a Loan Agreement dated as of June 18, 1997, by and between DynaGen, Inc. a Delaware corporation and sole shareholder of Guarantor ("Debtor"), and Creditor (the "Loan Agreement"), Creditor has made loans to Debtor in the aggregate initial principal amount of $3,000,000 (the "Loans"). The Loans are evidenced by a Secured Promissory Note dated June 18, 1997, in the original principal amount of $2,000,000 made and executed by Debtor, payable to the order of FMC ("FMC Note") and a Secured Promissory Note dated June 18, 1997, in the original principal amount of $1,000,000 made and executed by Debtor, payable to the order of Argosy ("Argosy Note") (the FMC Note and the Argosy Note are collectively herein referred to, together with any extensions, modifications, renewals and/or replacements thereof, including the "Amendment," as defined below, as the "Note").

1. Debtor and Creditor desire to enter into that Amendment and Agreement of even date herewith (the "Amendment") with respect to the Loan and the Loan Agreement.

2. It is a condition of Creditor's execution of the Amendment that Guarantor execute and deliver this Guaranty to Creditor.

3. Guarantor desires to execute and deliver this Guaranty to Creditor in order to induce Creditor to enter into the Amendment, which will be to the direct interest, advantage and benefit of Guarantor.


                                   AGREEMENTS:

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Guarantor, and to induce Creditor to enter into the Amendment, Guarantor hereby agrees as follows:

1. Gantor hereby guarantees to Creditor the full and prompt payment and performance of (a) the indebtedness evidenced by the Note, principal and any and all interest accrued or to accrue thereon and (b) the obligations of Debtor to Creditor pursuant to the Note, the Loan Agreement and any and all other instruments, documents and/or agreements now or hereafter further evidencing, securing or otherwise related to the indebtedness evidenced by the Note (collectively, the "Guaranteed Obligations"). Guarantor hereby agrees that if the Guaranteed Obligations are not timely paid and/or performed, as the case may be, in accordance with the terms thereof, Guarantor immediately will pay and/or perform such Guaranteed Obligations. If for any reason any payment or obligation in respect of the Guaranteed Obligations shall be determined at any time to be a voidable preference or otherwise shall be set aside or required to be returned or repaid, this Guaranty nevertheless shall remain in full force and effect and shall be fully enforceable against Guarantor for the payment or obligation set aside, returned or repaid, as well as any other Guaranteed Obligations still outstanding, notwithstanding the fact that this Guaranty may have been canceled, released and/or returned to Guarantor by Creditor. This Guaranty is irrevocable.

2. In addition to the obligations of Guarantor to Creditor pursuant to Paragraph 1 hereof, Guarantor further agrees to pay any and all expenses (including without limitation attorney's fees) reasonably incurred by Creditor in endeavoring to collect and/or enforce the obligations of Guarantor under this Guaranty.

3. Guarantor hereby waives notice of any breach or default by Debtor, and hereby further waives presentment, demand, notice of dishonor and protest with respect to any instrument now or hereafter evidencing any of the Guaranteed Obligations.

4. Guarantor's guarantee of the Guaranteed Obligations is absolute and unconditional. The validity of this Guaranty and Guarantor's absolute obligation to pay hereunder shall not be impaired by any event whatsoever, including, but not limited to, the financial decline of Debtor; the filing by or against Debtor of a proceeding under any chapter of the Bankruptcy Code (as used in this Guaranty, "Debtor" shall include Debtor's reorganizing or liquidating estate in any bankruptcy proceeding); the merger, consolidation, dissolution, cessation of business or liquidation of Debtor; the failure of any other party to guarantee the Guaranteed Obligations or to provide collateral therefor; Creditor's compromise or settlement with or without release of Debtor or any other party liable for the Guaranteed Obligations; Creditor's failure to perfect any security interest in any property now or hereafter intended to secure the Guaranteed Obligations; Creditor's release of any collateral for the Guaranteed Obligations; Creditor's failure to file suit against Debtor (regardless of whether Debtor is becoming insolvent, is believed to be about to leave the state, or any other circumstance); Creditor's failure to give Guarantor notice of default by Debtor; the unenforceability of the Guaranteed Obligations against Debtor, due to bankruptcy discharge, counterclaim or for any other reason; Creditor's acceleration of the Guaranteed Obligations at any time; the extension, modification or renewal of the Guaranteed Obligations, with or without notice to Guarantor; Creditor's failure to undertake or exercise diligence in collection efforts against any party or property; the termination of any relationship of Guarantor with Debtor, including, but not limited to, any relationship of employment, ownership or commerce; Debtor's change of name or use of any name other than the name used to identify Debtor in this Guaranty; Debtor's use of the credit extended by Creditor for any purpose whatsoever; or any other event that might otherwise constitute a legal or equitable discharge of, or defense available to, a guarantor or surety. All Guaranteed Obligations arising after the execution hereof shall be deemed incurred by Creditor in reliance upon the continued operation of this Guaranty and shall constitute additional consideration for Guarantor's execution of this Guaranty. Guarantor agrees that this Guaranty shall be valid and binding upon Guarantor upon the delivery of this executed Guaranty to Creditor by any party whomsoever.

5. Creditor may, in its sole discretion, with or without consideration and with no impairment of Guarantor's obligations under this Guaranty, release any collateral securing the Guaranteed Obligations or release any party liable therefor. Guarantor hereby waives the defenses of impairment of collateral and impairment of recourse and any requirement of diligence on Creditor's part in collecting the Guaranteed Obligations.

6. Should the liability of Guarantor hereunder for the entire amount of the Guaranteed Obligations be subject to avoidance or limitation, notwithstanding the contrary agreement and intention of Guarantor and Creditor, under any state or federal fraudulent transfer laws, laws regarding corporate distributions or other law, then the liability of Guarantor for the Guaranteed Obligations shall be limited to the maximum amount for which Guarantor may be liable without legal impairment.

7. Guarantor warrants to Creditor that Guarantor is not insolvent and that Guarantor's execution hereof does not render Guarantor insolvent for the purpose of state or federal fraudulent transfer laws or other avoidance laws, laws regarding corporate distributions or any other law.

8. Guarantor acknowledges and represents that, in connection with Guarantor's decision to enter into this Guaranty, Guarantor has not relied upon any financial projection, budget, assessment or other analysis by Creditor or upon any representation by Creditor as to the risks, benefits or prospects of Debtor's business activities or present or future capital needs incidental thereto or the present or future provisions of documents with Debtor that evidence the Guaranteed Obligations, all such considerations having been examined fully and independently by Guarantor. Guarantor represents that Guarantor has made such arrangements as Guarantor desires for the obtaining of information regarding Debtor, and agrees that Creditor is not obligated to provide Guarantor with any present or ongoing information about the financial condition, operations or prospects of Debtor.

9. If proceedings are instituted by Debtor under any state insolvency law or under any federal bankruptcy law, or if such proceedings are instituted against Debtor and are not dismissed within forty-five (45) days, Creditor may, at its option, without notice and notwithstanding any limitation on Creditor's ability to use such proceedings as the basis of a default or acceleration against Debtor, declare all the Guaranteed Obligations presently due and payable by Guarantor. The term "Debtor," as used in this Guaranty, includes Debtor's estate in any bankruptcy, reorganization or other debtor relief proceeding.

10. Guarantor's obligation under this Guaranty is independent of any other obligations among Creditor, Debtor and Guarantor. No setoff, counterclaim, reduction or diminution of any obligation, or defense of any kind or nature that Guarantor or Debtor has or may have against Creditor, shall be effective against Creditor in the enforcement of this Guaranty.

11. Guarantor acknowledges that the terms and conditions of the extension of credit from Creditor to Debtor are set forth entirely in agreements between Creditor and Debtor. It shall not be a defense to Guarantor's liability hereunder if Creditor fails to extend credit to Debtor or accelerates the Guaranteed Obligations in accordance with the terms and conditions of the documents between Creditor and Debtor from time to time.

12. Guarantor acknowledges and agrees that the statute of limitation applicable to this Guaranty shall begin to run only upon Creditor's accrual of a cause of action against Guarantor hereunder caused by Guarantor's refusal to honor a demand for performance hereunder made by Creditor in writing; provided, however, if, subsequent to the demand upon Guarantor, Creditor reaches an agreement with Debtor on any terms causing Creditor to forbear in the enforcement of its demand upon Guarantor, the statute of limitation shall be reinstated for its full duration until Creditor subsequently again makes written demand upon Guarantor.

13. Until all of the covenants, terms and conditions of Debtor with respect to the Guaranteed Obligations are fully paid, performed, kept and/or observed,
Guarantor: (a) shall have no rights of reimbursement or subrogation against Debtor of any of its property by reason of any payment or acts of performance by Guarantor in compliance with the obligations of Guarantor hereunder, (b) waives any right to enforce any remedy that Guarantor now or hereafter shall have against Debtor by reason of any one or more payments or acts of performance in compliance with the obligations of Guarantor hereunder, and subordinates any liability or indebtedness of Debtor now or hereafter held by Guarantor to the obligations of Debtor to Creditor under the Guaranteed Obligations.

14. This is a guaranty of payment and performance and not of collection. The liability of Guarantor hereunder shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against Debtor or any other person, not against any collateral available to Creditor. Guarantor hereby waives any right to require that an action be brought against Debtor or any other person or to require that resort be had to any collateral in favor of Creditor prior to discharging its obligations hereunder. Guarantor further waives any right of Guarantor to require that an action be brought against Debtor under the provisions of Title 47, Chapter 12, Tennessee Code Annotated, as the same may be amended from time to time.

15. Guarantor hereby consents and agrees that all payments and credits received from Debtor or Guarantor or realized from any collateral may be applied by Creditor to the Guaranteed Obligations in such priority as Creditor in its sole judgment shall see fit.

16. This Guaranty shall be construed in accordance with and governed by the laws of the State of Tennessee applicable to contracts to be performed within said state. No amendment or modification hereby shall be effective unless evidenced by a writing signed by Guarantor and Creditor. When used herein, the singular shall include the plural, and vice versa, and the use of any gender shall include all other genders, as appropriate.

17. Guarantor hereby waives notice of acceptance of this Guaranty by Creditors.

18. CREDITOR AND GUARANTOR HEREBY WAIVE TRIAL BY JURY IN ANY ACTIONS, PROCEEDINGS, CLAIMS OR COUNTER-CLAIMS, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT.

19. Guarantor warrants that it is and shall remain a duly organized corporation in good standing under the laws of the state of its incorporation, and that Guarantor is and shall remain duly qualified to do business in each state in which qualification is necessary. Guarantor warrants that its execution and delivery of and performance under this Guaranty and all related documents are permitted under and will not violate any provision of Guarantor's Charter or By-Laws. Guarantor further warrants that the execution of all necessary resolutions and other prerequisites of corporate action have been duly performed so that the individual executing this Guaranty and related documents on behalf of Guarantor is duly authorized to bind Guarantor by his or her signature.

20. Following the occurrence and during the continuation of an Event of Default under the Loan Agreement, Guarantor covenants to furnish to Creditor, upon demand, copies of Guarantor's tax returns and additional financial statements in form and substance acceptable to Creditor in the same manner and form as required of Debtor in the Loan Agreement.

21. Guarantor warrants and agrees that the recitals set forth at the beginning of this Guaranty are true.

22. Guarantor warrants that the execution, delivery and performance of this Guaranty will not violate any judicial or administrative order or governmental law or regulation, and that this Guaranty is valid, binding and enforceable in every respect according to its terms.

23. Guarantor warrants that Guarantor's execution, delivery and performance of this Guaranty do not require the consent of or the giving of notice to any third party including, but not limited to, any other Creditor, governmental body or regulatory authority.

24. Guarantor hereby irrevocably consents to the jurisdiction of the United States District Court for the Middle District of Tennessee and of all Tennessee state courts sitting in Davidson County, Tennessee, for the purpose of any litigation to which Creditor may be a party and which concerns this Guaranty or the Secured Indebtedness. It is further agreed that venue for any such action shall lie exclusively with courts sitting in Davidson County, Tennessee, unless Creditor, in its discretion, elects the venue of another appropriate jurisdiction.

25. Nothing contained herein or in any related document shall be deemed to render Creditor a partner of Guarantor for any purpose. This Guaranty has been executed for the sole benefit of Creditor, and no third party is authorized to rely upon Creditor's rights hereunder or to rely upon an assumption that Creditor has or will exercise its rights under this Guaranty or under any document referred to herein.

26. Any notices concerning this Guaranty shall be addressed as follows: As to
Guarantor:

                  GENERIC DISTRIBUTIONS, INCORPORATED
                  Attn: President
                  99 Erie Street
                  Cambridge, Massachusetts 02139
                  Telecopier: 617/354-3902

                  With a copy to:

                  David A. Broadwin
                  Foley, Hoag & Eliot LLP
                  One Post Office Square
                  Boston, Massachusetts 02109
                  Telecopier: 617/248-7100

                  As to Creditor:

                  FINOVA MEZZANINE CAPITAL INC.
                  Attn: Tim McCarthy
                  Vice President
                  500 Church Street Suite 200
                  Nashville, TN 37219
                  Telecopier: (615) 726-1208

                  With a copy to:

                  Boult, Cummings, Conners & Berry
                  Attn: Roger G. Jones
                  414 Union Street, Suite 1600
                  P.O. Box 198062
                  Nashville, Tennessee  37219
                  Telecopier: (615) 252-2323


Notices shall only be effective when set forth in writing and delivered (by mail or otherwise) as indicated above. A party may change that party's address for receipt of notices by submitting the change in writing in accordance with this Section.

27. Creditor's indulgence in any departure from the terms of this Guaranty or any other document shall not prejudice Creditor's rights to make demand and recover from Guarantor in accordance with this Guaranty, or otherwise demand strict compliance with this Guaranty.

28. The remedies provided Creditor in this Guaranty are not exclusive of any other remedies that may be available to Creditor under any other document or at law or equity.

29. This Guaranty shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of Guarantor and Creditor, except that Guarantor shall not assign any rights or delegate any obligations arising hereunder without the prior written consent of Creditor. Any attempted assignment or delegation by Guarantor without the required prior consent shall be void.

30. Should any provision of this Guaranty be invalid or unenforceable for any reason, the remaining provisions hereof shall remain in full effect.

31. Words used herein indicating gender or number shall be read as context may require.

32. Captions and headings have been included in this Guaranty for the convenience of the parties, and shall not be construed as affecting the content of the respective Sections.

33. GUARANTOR AND CREDITOR HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING FROM OR RELATED TO THIS AGREEMENT, WITH THE EFFECT THAT ANY SUCH MATTER SHALL BE DETERMINED BY A JUDGE AS TO ISSUES OF LAW AND OF FACT.

34. GUARANTOR ACKNOWLEDGES CREDITOR'S INTENTION TO ENFORCE THIS GUARANTY TO THE FULLEST EXTENT POSSIBLE AND GUARANTOR ACKNOWLEDGES THAT CREDITOR HAS MADE NO ORAL STATEMENTS TO GUARANTOR THAT COULD BE CONSTRUED AS A WAIVER OF CREDITOR'S RIGHT TO ENFORCE THIS GUARANTY BY ALL AVAILABLE LEGAL MEANS.

         IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guaranty, or has caused this Guaranty to be executed by its duly authorized representative, as of the date first above written.

                                GENERIC DISTRIBUTORS, INCORPORATED


                                By: /s/ Dhananjay Wadekar
                                    --------------------------
                                Title: Secretary




                                FINOVA MEZZANINE CAPITAL INC., for itself and in its capacity as Agent under the Agency Agreement


                                By: /s/ Tim McCarthy
                                    --------------------------
                                Title: Vice President